UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2011

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2011, the Registrant’s subsidiary, AmeriGas Propane, L.P. (the "Partnership") entered into Amendment No. 2 ("Amendment No. 2") to its $75 million revolving credit agreement dated as of April 17, 2009, as amended (the "2009 Credit Agreement"), among the Partnership, as borrower, AmeriGas Propane, Inc., as a guarantor thereunder, Petrolane Incorporated, as a guarantor thereunder, Citizens Bank of Pennsylvania, as syndication agent, JPMorgan Chase Bank, N.A., as documentation agent, Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as administrative agent, and the other financial institutions from time to time party thereto.

On the same date, the Partnership entered into Amendment No. 1 ("Amendment No. 1") to its $200 million revolving credit agreement dated as of November 6, 2006 (the "2006 Credit Agreement"), among the Partnership, as borrower, AmeriGas Propane, Inc., as a guarantor thereunder, Petrolane Incorporated, as a guarantor thereunder, Citigroup Global Markets Inc., as syndication agent, J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, as co-documentation agents, Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as administrative agent, issuing bank and swing line bank, and the other financial institutions from time to time party thereto.

Each of Amendment No. 2 and Amendment No. 1 amend and restate the definition of Available Cash (as such term is defined in Section 1.1 of the 2009 Credit Agreement and the 2006 Credit Agreement, respectively) to eliminate the reserve requirement relating to Acquisition Loans and Revolving Loans (as such terms are defined in the 2006 Credit Agreement and the 2009 Credit Agreement) from the definition of Available Cash. All other terms, conditions and provisions of the 2006 Credit Agreement and the 2009 Credit Agreement remain unchanged.

Copies of Amendment No. 2 and Amendment No. 1 are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The 2009 Credit Agreement, filed as Exhibit 10.39 to the Registrant’s Annual Report on Form 10-K dated September 30, 2010, is incorporated herein by reference. The 2006 Credit Agreement, filed as Exhibit 10.42 to the Registrant’s Annual Report on Form 10-K dated September 30, 2010, is incorporated herein by reference. The forgoing summary of the terms of Amendment No. 2 and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 and Amendment No. 1, respectively.

The financial institutions which are parties to the 2006 Credit Agreement and 2009 Credit Agreement have in the past, and may in the future, lend to the Registrant and its affiliates, and may in the future, act in various agency roles under credit facilities of the Registrant and its affiliates. Affiliates of Wells Fargo, N.A., Credit Suisse Securities (USA) LLC, Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citizens Bank of Pennsylvania and PNC Bank, National Association have in the past, and may in the future, provide the Registrant and its affiliates with investment banking and advisory services for which they have received, and in the future may receive, customary compensation.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 2, dated as of March 17, 2011, to the Credit Agreement dated as of April 17, 2009, among the Partnership, as borrower, AmeriGas Propane, Inc., as guarantor, Petrolane Incorporated, as guarantor, Citizens Bank of Pennsylvania, as syndication agent, JPMorgan Chase Bank, N.A., as documentation agent and Wells Fargo Bank, N.A., as administrative agent.

10.2 Amendment No. 1, dated as of March 17, 2011, to the Credit Agreement dated as of November 6, 2006, among the Partnership, as borrower, AmeriGas Propane, Inc., as guarantor, Petrolane Incorporated, as guarantor, Citigroup Global Markets Inc., as syndication agent, J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, as co-documentation agents, and Wells Fargo Bank, N.A., as administrative agent, issuing bank and swing line bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

March 23, 2011	By:	Jerry E. Sheridan

Name: Jerry E. Sheridan
Title: Vice President - Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2, dated as of March 17, 2011, to the Credit Agreement dated as of April 17, 2009, among the Partnership, as borrower, AmeriGas Propane, Inc., as guarantor, Petrolane Incorporated, as guarantor, Citizens Bank of Pennsylvania, as syndication agent, JPMorgan Chase Bank, N.A., as documentation agent and Wells Fargo Bank, N.A., as administrative agent.
10.2	Amendment No. 1, dated as of March 17, 2011, to the Credit Agreement dated as of November 6, 2006, among the Partnership, as borrower, AmeriGas Propane, Inc., as guarantor, Petrolane Incorporated, as guarantor, Citigroup Global Markets Inc., as syndication agent, J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, as co-documentation agents, and Wells Fargo Bank, N.A., as administrative agent, issuing bank and swing line bank.